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Chroma THERAPEUTICS

Tosedostat Exclusive Marketing License and Co-Development Agreement Exhibit 99.2

Forward looking statements

This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation
Reform Act of 1995. The forward-looking statements contained in this presentation include statements about future financial and operating results, and risks and uncertainties that could affect Cell Therapeutic Inc.’s (“CTI”) products under development. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.
Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which CTI expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with preclinical, clinical and sales and marketing developments in the biopharmaceutical industry in general and in particular including, without limitation, the potential failure of Tosedostat to prove safe and effective (including complete and overall response rates) for the treatment of blood related cancers and selected tumors as determined by the U.S. Food and Drug Administration (the “FDA”) or other regulatory agencies in the territories where CTI has exclusive rights, that the FDA may not accept the proposed clinical trial design of Tosedostat and/or may request additional clinical trials, that clinical trials may not demonstrate the safety and effectiveness of Tosedostat, that CTI cannot predict or guarantee the pace or geography of enrollment of clinical trials of Tosedostat, including whether or not the majority of the patients will be enrolled in the U.S., that CTI cannot predict or guarantee the outcome or results of clinical trials of Tosedostat, that CTI’s cannot predict or guarantee whether the exclusive marketing license and co-development agreement with Chroma Therapeutics Ltd (the “Agreement”) will strengthen CTI’s business, financial condition, operating results and prospects or the trading price of CTI’s securities, that CTI cannot predict or guarantee whether milestones will be achieved pursuant to the Agreement, CTI’s ability to continue to raise capital as needed to fund its operations, determinations by regulatory, patent and administrative governmental authorities, competitive factors, technological developments, costs of developing, producing and selling CTI’s products under development; and other economic, business, competitive, and/or regulatory factors affecting CTI’s business generally, including those set forth in CTI’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for its most recent fiscal year and its most recent Quarterly Report on Form 10-Q, especially in the “Factors Affecting Our Operating Results” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K. Except as may be required by law, CTI does not intend to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Product/Deal Highlights
Tosedostat: Novel tumor-selective targeted therapy
•
Oral, once daily dosing, well tolerated
Encouraging phase I/II data
•
27% mono-therapy response rate elderly r/r AML
•
Ongoing trials provide clinical news flow through 2012
Potentially rapid registration timeline: pivotal study
estimated to start Q4-2011
Leverages CTI’s access to and expertise in blood-related
cancer market
•
Potential development cost and sales synergies with pixantrone
Exclusive rights in Americas on reasonable deal terms
Targets billion dollar market applications

Chroma Therapeutics
Public company expertise in a private company
•
Seasoned management and Board of Directors
•
Facilitates co-development interactions and synergies
Investor group
•
Abingworth, Wellcome Trust, Essex Woodlands, Nomura, GSK,
Gilde
Innovators in new targeted therapies harnessing
chromatin biology and novel cell accumulation (ESM*)
technology
Validating partnership with GlaxoSmithKline

* Esterase Sensitive Motifs

Cellular proteins
Protein synthesis
N C
Ubiquitin
Amino acid deprivation response
Tosedostat
Amino acids
Ubiquitylated proteins
Aminopeptidases
N C
26S Proteasome
C-terminally truncated proteins
Inhibition of mTOR

Tosedostat: Mechanism of Action

- Targets members of aminopeptidase family
- Induces genes characteristic of Amino Acid Deprivation response (AADR)
- AADR changes only seen in transformed (tumor) cells and not normal cells

Consequences of amino acid
deprivation in leukemic cells
Cells attempt to solve deficiency (up-regulation of amino
acid transporters – AADR response)
Cells switch off protein synthesis (e.g. remove mTOR
drive)
Cells switch on stress-related pathways (NFKB, etc.)
Cells produce pro-apoptotic regulators, CHOP, NOXA,
etc., that lead to cell death
Studies indicate that these effects are not seen
in either normal human cells treated
with Tosedostat or in insensitive tumor cells.

Tosedostat Clinical Program Blood-Related Cancers 7

Acute Myeloid Leukemia (AML) Overview
One of the most common types of leukemia in adults
U.S. Incidence >12,000/yr
Median age at diagnosis – 67 years
Poor prognostic factors include
•
Elderly (>60 yo.)
•
Elevated WBC counts (>100,000/mm
3
)
•
Secondary AML resulting from other primary cancers
•
History of MDS or another antecedent hematologic disorder
Response rates and survival in elderly r/r disease is grim
(10%, <3months)

Acute Myeloid Leukemia (AML) Overview
Cytarabine (Ara-C) and anthracyclines mainstay 1
st
line
•
~75% relapse within 1 year
Approximately 2/3 of elderly patients do not tolerate
intensive chemotherapy
•
70%  of AML patients are >60yrs old
•
Up to 35% treatment related mortality
Significant unmet medical need in elderly AML for
•
Better tolerated agents
•
Oral, chronic dosing
•
Better efficacy

VOLUME 28 · NUMBER 28 · OCTOBER 1 2010

JOURNAL OF CLINICAL ONCOLOGY

ORIGINAL REPORT

Phase I/II Clinical Study of Tosedostat, an Inhibitor of Aminopeptidases, in Patients With Acute Myeloid Leukemia and Myelodysplasia

Bob Löwenberg, Gareth Morgan, Gert J. Ossenkoppele, Alan K. Burnett, Pierre Zachée, Ulrich Dührsen, Daan Dierickx, Carsten Müller-Tidow, Pieter Sonneveld, Utz Krug, Elisabeth Bone, Nicolas Flores, Alison F. Richardson, Leon Hooftman, Chris Jenkins, Sonja Zweegman, and Faith Davies

Chroma Therapeutics

cti.

Phase I/II (002) Study 10

Phase I/II Study (002)
Objectives
•
Define MTD and anti-leukemic activity of oral Tosedostat
Study population
•
Elderly (>60yrs), r/r AML, MDS, MM not eligible for chemo
Phase I (3+3) designed for up to 84 days of dosing
•
60mg, 90mg, 130mg, 180mg (oral, 1xdaily)
•
MTD determined during first 28 days
Phase II determines activity in AML, high risk MDS
•
Bone marrow assessment days 28, 56, 84
•
Extended dosing >84 days permissible

Phase I/II: Patient characteristics
* Not reported for 1 patient
Phase I
(n = 16)
Phase II
(n = 43)
Median age, years (range) 68.4 (45-84) 68 (35-83)
Male/Female 13/3 28/15
Diagnosis No. (%) No. (%)
AML 13 (81.3) 40 (93)
MDS 1 (6.3) 3 (7)
MM 2 (12.5) 0 (0)
ECOG at baseline No. (%) No. (%)*
0 8 (50.0) 16 (37.2)
1 6 (37.5) 18 (41.9)
2 2 (12.5) 8 (18.6)

Phase I/II: Patient characteristics (cont)
* Excluding the 2 patients that did not receive CHR-2797 in phase II
Phase I
(n = 16)
Phase II
(n = 43)
Median time from diagnosis 3.1 years (0.1-8.8) 7 months (0-39)
Previous treatment*
Untreated 4 (25%) 12 (29.3%)
Cytotoxic Therapy 12 (75%) 29 (70.7%)
Median # priors 2 (range 0-8) 1 (range 1-8)

Tosedostat: Treatment duration*
* Including extended treatment
Dose No. of patients Median duration of
therapy, days (range)
Phase I
60 mg 3 140 (119-196)
90 mg 4 40 (13-174)
130 mg 6 69 (42-222)
180 mg 3 21 (9-77)
Phase II
130 mg 41 72 (1-471)

Phase I/II: Dose Limiting Toxicities
The recommended dose of 130 mg for the phase II part was determined during phase I and was based on the following DLT’s:
DLT Dose No. of patients
No. of
occurrences
ALT elevation
(Grade 3)
130 mg 1 1
Thrombocytopenia
(Grade 4)
180 mg 2 2

Most common adverse events
in phase I-II: time of occurrence
Adverse Event
(Preferred Term)
Incidence
Day 1 - 28
Incidence
Day 28 - End
Patients (n=57)
%
Patients (n=57)
%
Fatigue 11 19 19 33
Thrombocytopenia 23 40 4 7
Edema – peripheral 15 26 7 12
Diarrhea 11 19 9 16
Pyrexia 9 16 11 19
Cough 3 5 12 21
Dyspnea 10 18 5 9
Epistaxis 8 14 7 12
Anemia 11 19 3 5

Phase I/II: Efficacy (response rates)
Disease Total #
patients
CR PR SD
AML 51 7* 7**
MDS 4 1 1
Myeloma 2 1
Phase I/II AML ORR (CR+PR) 27.5%
* 4 went into remission (duration 4-9 months); 1 cytogenetic response; 1 patient (0101) had a de facto CR (low volume BM tap)
** 1 PR was short

Overall Survival For AML Patients*
NR – non responders
*Overall survival data for 2 out of the 38 AML patients is not known
**Overall survival data for 1 patient unknown
JCO 28:4333-4338
Disease
Number of
patients
Median Overall Survival
from first treatment with
Tosedostat
to death, days (range)
Phase I
All patients AML 13 135 (40-420)
•
CR AML 4 334  (73-420)
•
NR AML 9 121 (40-402)
Phase II
All patients AML 38* 126 (8-696)
•
CR AML 3 272 (73-835)
•
PR AML 7** 170 (31-505)
•
NR AML 27** 100  (8-941)

Phase I/II Study (002): Conclusions
Well-tolerated mono-therapy
•
Oral once-a-day dosing
•
Transient reduction in platelets
Encouraging phase I/II  mono-therapy data
•
27% response rate in elderly r/r AML
•
All responders >60yrs, 79% with r/r disease
•
Overall survival data encouraging
Similar results in MDS warrant separate studies with
hypo-methylating agents

Tosedostat Clinical Program Blood Related Cancers - AML Randomized Controlled Trials 20

Opal Part A
Registration study
(Randomised controlled )
Overall Survival
(Primary Endpoint)

Proposed Pivotal Study Design
Tosedostat
+
Ara-C
6 months
Ara-C
6 months
Relapsed/
refractory
AML
(>60yrs)
35 patients
120 mg
6 months
35 patients
240 mg
(2 months)
120 mg
(4 months)
120 mg
240/120 mg
Complete: Q1 2011
Est. start: Q4 2011
Risk/benefit
review,
Dose
selection

1
st
Line AML (HOVON)
Phase I
Assessment of optimal
induction dosing regimen
Dose-finding
Tosedostat
+
dauno/ara-C
Phase II
Optimum induction
regimen and
maintenance
Optimal
Tosedostat
+
dauno/ara-C
regimen
Tosedostat
maintenance
Standard
dauno/ara-C
regimen
consolidation
Arm A Arm B
•
Patients with AML, RAEB or
RAEB-t, previously untreated,
age >60 yrs, fit for standard
chemo
•
N=~270
•
Study open

AML Competitive Landscape
7 candidates in Phase III mostly cytotoxics
Elderly AML life-threatening disease with poor survival
(~3 months) low tolerability to chemotherapy
•
clofarabine iv NDA and laromustine iv NDA: Rejected
•
Mylotarg® iv approval in relapsed AML: Withdrawn
•
decitabine iv: Failed primary O.S. endpoint in front-line AML
•
lintuzumab iv: Failed primary O.S. endpoint in front-line AML
•
sapcitibine : 1
st
line +/-decitabine elderly AML
•
Flt-3 kinase inhibitor
Oral, well-tolerated, chronic treatments improving
survival addresses a major unmet medical need
Tosedostat highly differentiated profile addressing
unmet medical need

Tosedostat Clinical Program Other Blood-Related Cancers Phase I/II 24

Myelodysplastic Syndrome (MDS)
Disease of elderly :
•
Lower-risk patients- Lenalidomide;
•
Higher-risk patients - HSCT (<10%)/ De-methylating agents
• Age (>60yrs) – high-intensity therapies not generally offered
Unmet medical need: low-intensity therapies
with improved efficacy and toxicity profiles
Tosedostat:
‘High risk MDS’ is attractive target
Two MDS (RAEB) patients did very well in study 002
Two AML patients were ex-MDS (AHD)
Phase I/II combination with decitabine planned

Multiple Myeloma (MM)
Strong biologic and preclinical rationale
•
Tosedostat inhibits myeloma cell proliferation and induces apoptosis in cell lines and primary patient cells, with minimal effects on bone marrow stroma (Faith Davies)
•
Tosedostat is synergistic with other anti-myeloma therapies
(dexamethasone, bortezomib) in vitro.
HDAC inhibitors being explored in MM
•
Potential synergy between Tosedostat and HDAC inhibitors
2 Planned phase I/II studies
•
Combination trial between Tosedostat and CHR-3996 (HDAC inhibitor)
planned in MM (Royal Marsden)
•
Combination with bortezomib

Tosedostat: Conclusion
Tosedostat is a novel aminopeptidase inhibitor with tumor
selective anti-proliferative activity
Well-tolerated oral agent (once daily)
Demonstrated synergy in combination with currently
approved targeted therapies
•
Bortezomib, decitabine, azacytidine, HDAC inhibitors
Potentially applicable across a variety of blood related
cancers and select solid tumors
Pivotal study (AML) estimated to begin in Q4-2011

Summary Deal Terms & Structure
CTI gets exclusive development and marketing rights
in the Americas; Chroma retains ROW
Cost-sharing
•
CTI bears 75% of agreed-upon direct development expenses
•
Trials aimed at US/EU regulatory approval
Joint Governance (Development/Marketing Committees)
•
CTI lead party in America’s/Chroma lead in ROW
Development budget capped at $50mm over 3 years
•
75% CTI - 25% Chroma
Initial Payments
•
$5mm upon execution
•
$5mm upon initiation of r/r AML phase III pivotal trial

Summary Deal Terms & Structure
Success-based Milestones
•
Scaled by number of potential patients in a given indication taking into account line of approval (1
st
line Vs r/r)
•
Successful clinical trial results and NDA approvals
•
Blood-related cancers - AML, MDS, or  Myeloma
•
Solid Tumor indication  <10,000 pts/yr >50,000 pts/yr
•
Sales Thresholds
Standard royalty rate scaled to increasing net sales

Potential Market Opportunity
Blood-related Cancers is large US market opportunity
•
AML ~12,000 pts/yr
•
MDS ~12,000 pts/yr
•
Myeloma ~26,000 pts/yr
Estimated 2010 WW annual sales for drugs
approved/used in AML/MDS or Myeloma
•
AML/MDS (clofarabine, decitabine, azacytidine) >$ 900 million
•
Myeloma (lenalidomide/bortezomib) >$2.4 billion

DACOGEN decitabine for injection			
vidaza azacitidine for injection			
Clolar clofarabine injection			
Revlimid (lenalidomide)			

Chroma THERAPEUTICS

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Indication WW 2010
sales*
Patent
expiration
MDS $200MM 2013
MDS $534MM 2011
Ped. ALL $103MM 2018
Multiple
Myeloma/Mantle Cell
$1.5B 2017
Multiple
Myeloma/Deletion 5q MDS
$2.5B 2019
Market Opportunity: Current agents
VELCADE
*Information from SEC filings.

Summary
Late-stage opportunity potentially addressing unmet
medical needs in large markets
•
Potential 1
st
oral non-cytotoxic treatment for AML
•
Synergistic activity with “blockbuster” products (Velcade®,
Dacogen®, Vidaza®, Revlimid®) in MDS, myeloma
•
Potential rapid registration timeline- pivotal study to start Q4-2011
Good data visibility and news flow over next
18-24 months while phase III trial completes
Development and sales synergies with pixantrone
makes deal accretive at product launch
Partnership enhanced by Chroma’s seasoned
management and expertise